Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended December 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(1,805,995)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(5,212,525)
Dividend Income	268,784
Interest Income	526,900
ETF Transaction Fees	700
Total Income (Loss)	$(6,222,136)

Expenses
Management Fees	$121,487
Professional Fees	34,070
Brokerage Commissions	6,938
Directors' Fees and insurance	8,886
Total Expenses	$171,381
Net Income (Loss)	$(6,393,517)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/23	$186,905,430
Withdrawals (200,000 Shares)	(11,485,345)
Net Income (Loss)	(6,393,517)

Net Asset Value End of Month	$169,026,568
Net Asset Value Per Share (3,000,000 Shares)	$56.34

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended December 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$112,550
Unrealized Gain (Loss) on Market Value of Commodity Futures	1,154,612
Dividend Income	148,432
Interest Income	427,051
ETF Transaction Fees	2,100
Total Income (Loss)	$1,844,745

Expenses
Management Fees	$71,189
Professional Fees	37,514
Brokerage Commissions	465
Directors' Fees and insurance	4,757
Total Expenses	$113,925
Net Income (Loss)	$1,730,820

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/23	$126,133,491
Additions (350,000 Shares)	8,276,856
Withdrawals (200,000 Shares)	(4,787,825)
Net Income (Loss)	1,730,820

Net Asset Value End of Month	$131,353,342
Net Asset Value Per Share (5,450,000 Shares)	$24.10

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended December 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(1,693,445)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(4,057,913)
Dividend Income	417,216
Interest Income	953,951
ETF Transaction Fees	2,800
Total Income (Loss)	$(4,377,391)

Expenses
Management Fees	$192,676
Professional Fees	71,584
Brokerage Commissions	7,403
Directors' Fees and insurance	13,643
Total Expenses	$285,306
Net Income (Loss)	$(4,662,697)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/23	$313,038,921
Additions (350,000 Shares)	8,276,856
Withdrawals (400,000 Shares)	(16,273,170)
Net Income (Loss)	(4,662,697)

Net Asset Value End of Month	$300,379,910

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596